Filed Pursuant to Rule 497(a)(1)
File No. 333-199106
Rule 482 AD

Capitala Finance Corp. Announces Pricing of 3,500,000 Shares of Common Stock

CHARLOTTE, N.C., April 8, 2015 -- Capitala Finance Corp. (the “Company”) (Nasdaq: CPTA) today announced that it has priced an underwritten offering of 3,500,000 shares of its common stock at a public offering price of $18.32 per share for total gross proceeds of approximately $64.1 million. The closing of the offering is subject to customary closing conditions and is expected to take place on April 13, 2015.  In connection with the offering, the Company has granted the underwriters for the offering an option to purchase up to an additional 525,000 shares of the Company’s common stock.

UBS Securities LLC, Jefferies LLC, Keefe, Bruyette & Woods, Inc., and BB&T Capital Markets, a division of BB&T Securities, LLC, are acting as joint book-running managers for the offering. JMP Securities LLC, Oppenheimer & Co. Inc., Wunderlich Securities, Inc., Stephens Inc., Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and Sandler O’Neill & Partners, L.P. are acting as co-managers for the offering.

The Company intends to use the net proceeds from this offering to make new investments in portfolio companies in accordance with its investment objective and strategies and for general working capital purposes. The Company will also use a portion of the net proceeds from this offering to repay indebtedness (which will be subject to re-borrowing), to pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated April 7, 2015, and accompanying base prospectus, dated November 26, 2014, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a final prospectus supplement and an accompanying base prospectus, copies of which may be obtained, when available, from any of the following investment banks: UBS Securities LLC, Attn: Prospectus Department, 299 Park Avenue, New York, New York 10171, or by calling (888) 827-7275; Jefferies LLC, Attn: Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, New York 10022, by calling (877) 547-6340, or by emailing prospectus_department@jefferies.com; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, New York 10019, Attn: Capital Markets (telephone: 1-800-966-1559); or BB&T Capital Markets, a division of BB&T Securities, LLC, Attn: Prospectus Group, 901 East Byrd Street, 3rd Floor, Richmond, Virginia 23219, or by emailing prospectusrequests@bbandtcm.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Capitala Finance Corp.

Capitala Finance Corp. is a business development company that invests primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to lesser extent, equity securities issued by lower and traditional middle-market companies. The Company is managed by Capitala Investment Advisors, LLC.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the Company's securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions, failure of customary closing conditions and the risk factors and other matters set forth in the Company’s preliminary prospectus supplement dated April 7, 2015. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SOURCE: Capitala Finance Corp.

Capitala Finance Corp.

Stephen Arnall, Chief Financial Officer

704-376-5502

sarnall@capitalagroup.com